UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2018

DATASIGHT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-54146	46-3457679
(State or other jurisdiction of	Commission file number	(IRS Employer
incorporation or organization)		Identification No.)

2451 South Buffalo Drive, Suite 105

Las Vegas, Nevada 89117

(Address of principal executive offices)

(702) 442-0996

(Registrant’s telephone number)

LED Lighting Company

405 East D Street

Suite G, Petaluma, California 94952405

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 8, 2018, DataSight Corporation, formerly LED Lighting Company (the “Company”), completed the Amended and Restated Exchange Agreement (the “A&R Exchange Agreement”) with DataSight, Inc., a Nevada corporation (“DataSight”), and the shareholders of DataSight (the “DataSight Shareholders”) which own over 90% of the outstanding shares of DataSight and all of the outstanding options issued by DataSight. Under the terms of the Exchange Agreement, the Company acquired DataSight through the acquisition of the outstanding stock of DataSight. In exchange, the Company agreed to issue to the DataSight Shareholders 7,317,767 shares of the Company’s Series A Convertible Preferred Stock (the “Company Preferred Stock”) and will issue new options to the DataSight Shareholders which hold options. The Company Preferred Stock has 26 to 1 voting rights over the Company common stock and will automatically convert into shares of Company common stock upon the Company’s completion of a reverse stock split.

The Company owns DataSight as a subsidiary. The Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware to change its name to “DataSight Corporation” and operate the DataSight business plan. DataSight uses drones, specialized sensors and proprietary techniques to gather hard-to-get data in difficult environments to enable DataSight customers to make informed decisions.

The foregoing summary and description of the terms of the transaction contemplated under the A&R Exchange Agreement contained herein is qualified in its entirety by reference to the complete agreement, a copy of which is filed as an exhibit to this report and incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The description of the A&R Exchange Agreement in Item 1.01 is incorporated into this Item 2.01 by reference. The Company completed the acquisition of DataSight which it owns and operates as a subsidiary. DataSight uses drones, specialized sensors and proprietary techniques to gather hard-to-get data in difficult environments to enable DataSight customers to make informed decisions.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The description of the A&R Exchange Agreement in Item 1.01 is incorporated into this Item 5.01 by reference. The issuance of Company Preferred Stock and options to those equity holders was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act, as amended. The Company’s reliance was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offerees and the Company.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The description of the A&R Exchange Agreement in Item 1.01 is incorporated into this Item 5.01 by reference. The Company currently has 27,890,537 shares of Company Common Stock and 7,317,767 shares of Company Preferred Stock outstanding. The Company Preferred Stock have a 26 to 1 voting preference over the shares of Common Stock. The transaction therefore resulted in a change of control of the Company.

As a result of the issuance of Company Preferred Stock pursuant to the A&R Exchange Agreement, the holders of Company Preferred Stock acquired voting control of the Company, and their percentage ownership of voting securities of the Company is set forth below. The consideration provided by the holders of Company Preferred Stock for their shares was the exchange of their shares of common stock of DataSight.

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the ownership of our Preferred Stock and Common Stock as of October 8, 2018 by all those known by the Company to be beneficial owners of more than five percent of its voting securities, other than executive officers and directors of the Company (whose ownership is disclosed separately below). This table is prepared in reliance upon beneficial ownership statements filed by such stockholders with the SEC under Section 13(d) or 13(g) of the Exchange Act and/or the best information available to the Company.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Class Beneficially Owned(2)	Amount and Nature of Beneficial Ownership of Preferred Stock	Percentage of Class Beneficially Owned(2)

Officers and Directors
Lyle Probst	-	-	2,034,233	27.79%
Kurt Whorton	-	-	2,060,900	28.16%
Kevin Kearney	3,596,278(1)	13.7%	-	-
All directors and executive officers as a group	3,596,278(1)	13.7%	4,095,133	55.95%
(3 persons)

5% or Greater Stockholders

TBCF Partners LLC(3) 6357 NW 33rd Ave. Boca Raton, FL 33496	-	-	709,300	9.69%
Tiburon Point Advisors LLC(4) 313 Paradise Drive Tiburon, CA 94920	-	-	600,000	8.19%
George Mainas 18 Ruben Court Novato, California 94947	4,208,396	16.1%	450,000	6.14%
Lovitt & Hannan, Inc. 401K FBO J. Thomas Hannan 900 Front Street, Suite 300 San Francisco, California 94111	1,320,137	5.0%	-	-

Steven J. Davis 10531 4S Commons Drive, B464 San Diego, CA 92127	1,936,660	7.4%	-	-

Andrew Molasky 100 North City Parkway Suite 1700 Las Vegas, NV 89106	2,770,418	10.6%	276,667(5)	3.78%

John W. Lunbeck 761 S Douglas Street Suite C Salt Lake City, UT 84102	1,823,720	7.0%	-	-
Gary J. Rockis 1802 North Division St. Suite 213 Morris, IL 60450	3,739,542	14.3%	450,000	6.14%

(1) Unless otherwise noted, the address is c/o DataSight Corporation, 2451 South Buffalo Drive, Suite 105, Las Vegas, NV 89117

(2) Percentage of class beneficially owned is based on 27,890,537 shares of Company Common Stock and 7,317,767 shares of Company Preferred Stock outstanding.

(3) Beneficially owned by William Caragol.

(4) Beneficially owned by Terry McGovern.

(5) Held by the Andrew Molasky Revocable Trust which is beneficially owned by Andrew Molasky.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPROINTMENT OF CERTAIN OFFICERS

On October 8, 2018, Mr, Kevin Kearney resigned all of his officer positions from the Company and appointed the following officers: Lyle Probst as President; Kurt Whorton as Chief Operating Officer and acting Treasurer, and Allison Tomek as Secretary.

On October 8, 2018, the Company expanded the number of the members on its Board of Directors from one to three and appointed Lyle Probst and Kurt Whorton to the Board of Directors to fill the vacancies.

Lyle L. Probst, 47, has served as Chairman of the Board and Chief Executive Officer of DataSight, Inc. since its founding in January 2018 and was appointed Chairman and Chief Executive Officer of DataSight Corporation effective as of October 8, 2018. Prior to founding DataSight Mr. Probst served as the CEO of ExcitePCR Corporation, and its predecessors, PositiveID Diagnostics and Microfluidic Systems since February 2007. At Microfluidic Systems, Mr. Probst managed a series of programs such as the Department of Homeland Security Science & Technology BAND (Bioagent Autonomous Networked Detector) program. Before joining Microfluidic Systems, Mr. Probst directed bio-detection programs at Lawrence Livermore National Laboratory (“LLNL”) as a biomedical scientist project manager from February 2000 until February 2007. While he was at LLNL, he was instrumental in the development and deployment of BioWatch Generation 1 and was principal investigator/developer of the high-throughput BioWatch mobile laboratory and a subject matter expert within the Biodefense Knowledge Center. Mr. Probst was previously the Director of Capillary Electrophoresis and Director of Chemistries at the Joint Genome Institute. He holds a B.S. in Biology from and an M.B.A in Executive Management.

Kurt Whorton, 53, has served as a Director and Chief Operating Officer of DataSight, Inc. since its founding in January 2018 and was appointed a Director and Chief Operating Officer of DataSight Corporation effective as of October 8, 2018. Prior to founding Datasight Mr. Whorton was the co-founder and CEO of Connected Fleet Systems a company providing communication solutions for mobile work forces and fleet monitoring systems through connective technologies. He held this role from September 2012 until July 2016. Mr. Whorton also co-founded and was a board member for EMS Redline a national nonprofit group purchasing organization (GPO) serving the ambulance industry; he was in this position from December 2009 until July 2016. Mr. Whorton also was the co-founder and CAO of Protransport-1, LLC. one of California's largest independent ambulance and medical transportation companies; he was in this role from August 2001 until September 2012. He holds a B.A. in Economics from California State University Sacramento.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Effective October 3, 2018, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware to change its corporate name to “DataSight Corporation”. The foregoing summary and description of the Certificate of Amendment is qualified in its entirety by reference to the complete Certificate of Amendment, a copy of which is filed as an exhibit to this report and incorporated herein by reference.

Effective October 8, 2018, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware to create the Series A Convertible Preferred Stock. The foregoing summary and description of the Certificate of Amendment is qualified in its entirety by reference to the complete Certificate of Designations, a copy of which is filed as an exhibit to this report and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description
3.1.2	Certificate of Amendment to Certificate of Incorporation effective October 3, 2018
3.1.3	Certificate of Designations of Series A Convertible Preferred Stock effective October 8, 2018
10.25	Amended and Restated Exchange Agreement dated September 28, 2018 by and among the Company, DataSight and certain shareholders of DataSight

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATASIGHT CORPORATION

Dated: October 9, 2018	By:	/s/ Lyle L. Probst
Lyle L. Probst
Chief Executive Officer (Principal Executive Officer)